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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
of Conolog Corporation

     We hereby consent to the use in this Amendment to the Registration Statement on Form S-1 of our report dated October 13, 1997, except as to Notes 11, 12 and 13 which are dated December 11, 1997 relating to the financial statements of Conolog Corporation, and to the reference to our Firm under the caption 'Experts' in the Prospectus.

                                          /s/ ROSENBERG RICH BAKER BERMAN & CO.

Maplewood, New Jersey
January 20, 1998